                                                               EXHIBIT 10.10 (C)

                 NINTH AMENDMENT TO LOAN AND SERVICING AGREEMENT

      THIS NINTH AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of March 30, 2005 (this "Amendment"), is entered into among TRM Inventory Funding Trust ("Borrower"), TRM ATM Corporation, in its individual capacity ("TRM ATM") and as Servicer (in such capacity, "Servicer"), Autobahn Funding Company LLC ("Lender"), DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, "Administrative Agent") and as Liquidity Agent (in such capacity "Liquidity Agent"), and U.S. Bank National Association, as Collateral Agent ("Collateral Agent").

                                    RECITALS

      A. Borrower, TRM ATM, Servicer, Lender, Administrative Agent, Liquidity Agent and Collateral Agent are each a party to that certain Loan and Servicing Agreement, dated as of March 17, 2000 (as amended by a First Amendment to Loan and Servicing Agreement, dated as of March 16, 2001, an Omnibus Amendment, dated as of March 16, 2001, a Second Amendment to Loan and Servicing Agreement, dated as of November 5, 2001, a Third Amendment to Loan and Servicing Agreement, dated as of April 23, 2002, a Fourth Amendment to Loan and Servicing Agreement, dated as of July 22, 2002, a Fifth Amendment to Loan and Servicing Agreement, dated as of April 23, 2003, a Sixth Amendment to Loan and Servicing Agreement, dated as of May 28, 2003, a Seventh Amendment to Loan and Servicing Agreement, dated as of July 21, 2004 and an Eighth Amendment to Loan and Servicing Agreement, dated as of November 19, 2004, the "Agreement"); and

      B. The parties to the Agreement desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

            1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

            2. Amendments to Agreement. Effective as of Effective Date (as defined in Section 3 below), the Agreement shall be amended as follows:

                  2.1 Appendix A to the Agreement is hereby amended to amend clause (ix) of the definition of "Servicer Event of Default" to read as follows:

                  "(ix) The Tangible Net Worth of TRM shall at any time be less than the sum of (a) $57,500,000, (b) an amount equal to 50% of the positive consolidated net income of TRM and its Subsidiaries for each fiscal quarter of TRM ending after December 31, 2004, and (c) an amount equal to 75% of any subordinated debt or equity of TRM issued or incurred after December 31, 2004."

                  2.2 Appendix A to the Agreement is hereby amended to add a new definition of "Tangible Net Worth" thereto as follows:

                  "Tangible Net Worth" means, with respect to any Person, as of any date of determination, the total equity of such Person as of such date less intangibles, if any, all determined on a consolidated basis in accordance with GAAP, provided that such determination (i) shall include all subordinated debt as equity and (ii) shall not include goodwill as an intangible to be deducted from equity.

            3. Conditions to Effectiveness. This Amendment shall become effective as of November 1, 2004 on the date (the "Effective Date") when the Administrative Agent shall have received counterparts of this Amendment, duly executed by all parties hereto.

            4. Representations and Warranties. Each of the Borrower, TRM ATM and Servicer represents and warrants to the other parties hereto that (a) each of the representations and warranties of such Person set forth in the Agreement is true and correct as of the date of the execution and delivery of this Amendment by such Person, with the same effect as if made on such date, (b) the execution and delivery by such Person of this Amendment and the performance by such Person of its obligations under the Agreement, as amended hereby (as so amended, the "Amended Agreement"), (i) are within the powers of such Person,
(ii) have been duly authorized by all necessary action on the part of such Person, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (A) any provision of law or the certificate of incorporation or by-laws or other organizational documents of such Person or (B) any agreement, judgment, injunction, order, decree or other instrument binding on such Person and (c) the Amended Agreement is the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms.

            5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement," "hereof," "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

            6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflict of laws.

            8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        TRM INVENTORY FUNDING TRUST

                                        By:  Wilmington Trust Company, not in
                                             its individual capacity, but solely
                                             as Owner Trustee

                                        By: /s/ Michael G. Oller
                                           -------------------------------------
                                             Name: Michael G. Oller
                                             Title: Senior Financial
                                                    Services Officer

                                        TRM ATM CORPORATION

                                        By:  /s/ Daniel E. O'Brien
                                           -------------------------------------
                                             Name: Daniel E. O'Brien
                                             Title: Chief Financial Officer

                                        AUTOBAHN FUNDING COMPANY LLC

                                        By:  DZ Bank AG, Deutsche Zentral-
                                             Genossenschaftsbank Frankfurt am
                                             Main, as its attorney-in-fact

                                        By:  /s/ Patrick Preece
                                           -------------------------------------
                                        Name: Patrick Preece
                                        Title: Vice President

                                        By:  /s/ Vincent Saleno
                                           -------------------------------------
                                        Name: Vincent Saleno
                                        Title: Vice President

                                        DZ BANK AG, DEUTSCHE ZENTRAL-
                                             GENOSSENSCHAFTSBANK
                                             FRANKFURT AM MAIN, as
                                             Administrative Agent and Liquidity
                                             Agent

                                        By:  /s/ Patrick Preece
                                           -------------------------------------
                                        Name: Patrick Preece
                                        Title: Vice President

                                        By:  /s/ Vincent Saleno
                                           -------------------------------------
                                             Name: Vincent Saleno
                                             Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:  /s/ Toby Robillard
                                           -------------------------------------
                                             Name: Toby Robillard
                                             Title: Assistant Vice President